UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 2, 2005

AMN Healthcare Services, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-16753	06-1500476
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

12400 High Bluff Drive, Suite 100 San Diego, California	92130
(Address of principal executive offices)	(Zip Code)

(866) 871-8519

(registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On November 7, 2005, AMN Healthcare Services, Inc. (“AMN” or “the Company”) filed a Form 10-Q, under Item 5 to report the completion of its acquisition of The MHA Group, Inc. and subsidiaries (“MHA”). AMN hereby files the required financial statements of MHA and furnishes the required pro forma financial information.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of the Businesses Acquired:

The following audited financial statements of The MHA Group, Inc. and subsidiaries are included as Exhibit 99.1 to this Current Report on Form 8-K:

Report of the Independent Auditor

The consolidated balance sheets as of September 30, 2005 and 2004

The consolidated statements of earnings for the years ended September 30, 2005, 2004 and 2003

The consolidated statements of stockholders’ equity for the years ended September 30, 2005, 2004 and 2003

The consolidated statements of cash flows for the years ended September 30, 2005, 2004 and 2003

Notes to consolidated financial statements

(b)	Pro Forma Financial Information:

The following unaudited pro forma financial information of AMN Healthcare Services, Inc., and The MHA Group, Inc. is furnished as Exhibit 99.2 to this Current Report on Form 8-K:

The unaudited pro forma condensed combined consolidated balance sheet as of September 30, 2005

The unaudited pro forma condensed combined consolidated statement of operations for the year ended December 31, 2004

The unaudited pro forma condensed combined consolidated statement of operations for the nine months ended September 30, 2005

Notes to unaudited pro forma condensed combined consolidated financial statements

(c)	Exhibits

Exhibit	Description
2.1	Acquisition Agreement, dated as of October 5, 2005, by and among AMN Healthcare Services, Inc., Cowboy Acquisition Corp., The MHA Group, Inc. and James C. Merritt and Joseph E. Hawkins.**

2.2	Amendment No. 1 to Acquisition Agreement, dated as of October 21, 2005, by and among AMN Healthcare Services, Inc., Cowboy Acquisition Corp., The MHA Group, Inc. and James C. Merritt and Joseph E. Hawkins.***

2.3	Amendment No. 2 to Acquisition Agreement, dated as of October 21, 2005, by and among AMN Healthcare Services, Inc., Cowboy Acquisition Corp., The MHA Group, Inc. and James C. Merritt and Joseph E. Hawkins.***

23.1	Consent of KPMG LLP.*

99.1	The consolidated balance sheets of The MHA Group, Inc. and subsidiaries as of September 30, 2005 and 2004, consolidated statements of earnings, stockholders’ equity and cash flows for each of the years in the three-year period ended September 30, 2005, the notes related thereto, and the Report of Independent Auditor thereon.*

99.2	The unaudited pro forma condensed combined consolidated balance sheet as of September 30, 2005, and the unaudited pro forma condensed combined consolidated statements of operations for the year ended December 31, 2004 and for the nine months ended September 30, 2005.*

*	Filed herewith.

**	Incorporated by reference to the exhibits filed with the Registrant’s Current Report on Form 8-K filed on October 6, 2005.

***	Incorporated by reference to the exhibits filed with the Registrant’s Quarterly Report on Form 10-Q filed on November 7, 2005.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 17, 2006	AMN HEALTHCARE SERVICES, INC

/s/ DAVID C. DREYER
	Name:	David C. Dreyer
	Title:	Chief Accounting Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1	Acquisition Agreement, dated as of October 5, 2005, by and among AMN Healthcare Services, Inc., Cowboy Acquisition Corp., The MHA Group, Inc. and James C. Merritt and Joseph E. Hawkins.**

2.2	Amendment No. 1 to Acquisition Agreement, dated as of October 21, 2005, by and among AMN Healthcare Services, Inc., Cowboy Acquisition Corp., The MHA Group, Inc. and James C. Merritt and Joseph E. Hawkins.***

2.3	Amendment No. 2 to Acquisition Agreement, dated as of October 21, 2005, by and among AMN Healthcare Services, Inc., Cowboy Acquisition Corp., The MHA Group, Inc. and James C. Merritt and Joseph E. Hawkins.***

23.1	Consent of KPMG LLP.*

99.1	The consolidated balance sheets of The MHA Group, Inc. and subsidiaries as of September 30, 2005 and 2004, consolidated statements of earnings, stockholders’ equity and cash flows for each of the years in the three-year period ended September 30, 2005, the notes related thereto, and the Report of Independent Auditor thereon.*

99.2	The unaudited pro forma condensed combined consolidated balance sheet as of September 30, 2005, and the unaudited pro forma condensed combined consolidated statements of operations for the year ended December 31, 2004 and for the nine months ended September 30, 2005.*

*	Filed herewith.

**	Incorporated by reference to the exhibits filed with the Registrant’s Current Report on Form 8-K filed on October 6, 2005.

***	Incorporated by reference to the exhibits filed with the Registrant’s Quarterly Report on Form 10-Q filed on November 7, 2005.